EX-99-906CERT



                                  CERTIFICATION


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Van Eck VIP Global Hard Assets Fund, do hereby certify, to such officer's knowledge, that:

     The annual report on Form N-CSR of Van Eck VIP Global Hard Assets Fund for the period ended December 31, 2012 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Van Eck VIP Global Hard Assets Fund.


Dated: March 8, 2013                    /s/ Jan F. van Eck
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                                        Jan F. van Eck
                                        Chief Executive Officer
                                        Van Eck VIP Global Hard Assets Fund


Dated: March 8, 2013                    /s/ John J. Crimmins
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                                        John J. Crimmins
                                        Treasurer and Chief Financial Officer
                                        Van Eck VIP Global Hard Assets Fund


This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.